UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - June 16, 2025

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 16, 2025, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of €700 million aggregate principal amount of its 3.625% Senior Secured Notes due 2034 (the “Notes”). Oncor’s obligations under the euro-denominated fixed-rate Notes were effectively converted to fixed-rate U.S. dollars at issuance through cross-currency swaps, which is expected to mitigate foreign currency exchange rate risk associated with the interest and principal payments on the Notes that will be made in euros. The all-in U.S. dollar fixed-rate coupon on the Notes is 5.4405%.

Oncor intends to use the proceeds from the sale of the Notes (net of the discounts and fees to the initial purchasers and the estimated expenses related to the offering) of approximately €691.1 million (or US$794.4 million calculated based on the spot exchange rate of €1.00 to US$1.1495), for general corporate purposes, including to repay the full $210 million aggregate principal amount outstanding under its revolving accounts receivable securitization facility and to repay outstanding commercial paper notes issued under its commercial paper program. The spot exchange rate was calculated by taking the sum of the exchange rate used in Oncor’s cross-currency swaps as published by Bloomberg on June 11, 2025, plus a market risk execution spread.

The Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”), and supplemented by an Officer’s Certificate, dated June 16, 2025 (the “Officer’s Certificate”). The Indenture and the Officer’s Certificate establish the terms of the Notes. The Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The Notes bear interest at a rate of 3.625% per annum and mature on June 15, 2034. Interest on the Notes will accrue from the date of the original issuance and will be payable annually on June 15 of each year, beginning on June 15, 2026.

Prior to March 15, 2034, Oncor may redeem the Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after March 15, 2034, Oncor may redeem the Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest. Oncor may also redeem the Notes for cash in whole, but not in part, at the redemption price equal to 100% of the principal amount of the notes, plus accrued and unpaid interest, if certain tax events occur that would obligate Oncor to pay certain additional amounts. The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the Notes may be declared due and payable, among other remedies as provided in the Indenture.

The Notes were sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes. The Notes have been admitted to the Official List of Euronext Dublin and to trading on the Global Exchange Market of Euronext Dublin.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Officer’s Certificate is attached as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate and the Notes are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate and the Notes.

Item 7.01 REGULATION FD DISCLOSURE.

On June 23, 2025, Sempra, the indirect owner of 80.25% of the outstanding equity interests of Oncor, published projected financial impacts on Oncor relating to the enactment of Texas House Bill 5247 (“HB 5247”). HB 5247 was signed into law and became effective on June 20, 2025. The bill establishes what is known as the “unified tracker mechanism” (“UTM”), which allows qualifying electric utilities to apply for interim rate adjustments once annually through 2035 for cost recovery of certain transmission and distribution capital expenditures. The UTM is an alternative to the current interim rate adjustment applications for capital investments, also known as “capital tracker” filings. Under current rules, each year electric utilities may file up to two capital tracker applications to reflect changes in transmission-related capital investments and up to two capital tracker applications to reflect changes in distribution-related capital investments.

Oncor anticipates it will be one of the utilities that qualifies to file an annual UTM. Qualifying electric utilities consist of utilities that (i) operate solely inside the Electric Reliability Council of Texas, Inc. (“ERCOT”) market, (ii) have been identified by the Public Utility Commission of Texas (“PUCT”) as having responsibility for constructing transmission infrastructure as part of ERCOT’s Permian Basin Reliability Plan, and (iii) make annual capital expenditures in transmission and distribution that exceed 300% of annual depreciation.

A qualifying utility electing to use the UTM is permitted to defer costs associated with its eligible transmission and distribution capital investments placed into service during the period covered by the UTM filing, including depreciation expense and carrying costs, as a regulatory asset. HB 5247 provides that the PUCT must review a UTM filing within 120 days, and if a final order is not issued by the PUCT within 165 days after the UTM is filed, the utility can place the requested rates into effect on a temporary basis and refund or credit against future customer bills any difference between such temporary rates and the final approved rates.

At Oncor, use of the UTM instead of existing capital trackers is expected to improve the company’s earnings, cash flows, and credit metrics. The projected positive impact of use of the UTM by Oncor will vary depending on, among other things, Oncor’s (i) amount, type, and timing of transmission and distribution capital expenditures, (ii) cost of debt, (iii) capital structure, and (iv) authorized return on equity. Taking the above factors into consideration, this alternative method as compared to existing capital trackers is currently expected to improve earned annual returns on equity at Oncor by approximately 50 to 100 basis points, which range may vary over time.

Oncor expects to make its first comprehensive UTM filing in the first half of 2026 with a view toward recovering the costs associated with eligible transmission and distribution investments that were placed into service after December 31, 2024 and that are not currently reflected in rates. In the interim, Oncor plans to immediately begin recognizing accrued revenues and a regulatory asset for costs associated with eligible capital investments placed into service after December 31, 2024.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in this current report, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “expects,” “is expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including severe weather events, natural disasters or wildfires; cyber-attacks on Oncor or Oncor’s third-party vendors; changes in expected ERCOT and service territory growth; changes in, or cancellations of, anticipated projects, including customer requested interconnection projects; physical attacks on Oncor’s system, acts of sabotage, wars, terrorist activities, wildfires, fires, explosions, natural disasters, hazards customary to the industry, or other emergency events; Oncor’s ability to obtain adequate insurance on reasonable terms and the possibility that it may not have adequate insurance to cover all losses incurred by Oncor or third-party liabilities; adverse actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, foreign policy and global trade restrictions; supply chain disruptions, including as a result of tariffs, global trade disruptions, competition for goods and services, and service provider availability; unanticipated changes in electricity demand in ERCOT or Oncor’s service territory; ERCOT grid needs and ERCOT market conditions, including insufficient electricity generation within the ERCOT market or disruptions at power generation facilities that supply power within the ERCOT market; changes in business strategy, development plans or vendor relationships; changes in interest rates, foreign currency exchange rates, or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; changes in employee and contractor labor availability and cost; significant changes in Oncor’s relationship with its employees, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and other postretirement employee benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. or foreign capital and credit markets; financial market volatility and the impact of volatile financial markets on investments, including investments held by Oncor’s pension and other postretirement employee benefit plans; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; Oncor’s adoption and deployment of artificial intelligence; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational and financing strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated June 16, 2025, establishing the term of Oncor Electric Delivery Company LLC’s 3.625% Senior Secured Notes due 2034.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: June 23, 2025